Filed Pursuant to Rule 497(a)
File No. 333-283950
Rule 482ad
*** STRAIGHT TO LAUNCH: Nuveen Churchill Direct Lending Corp 5yr ***
$300mm at T+210#
[Text of Bloomberg Announcement]

Issuer (Ticker):	Nuveen Churchill Direct Lending Corp. (“NCDL”)
Tenor:	5-Year
Announced Size:	$300mm
IPTs:	T + 235 bps area
Expected Ratings/Outlooks*:	Moody’s: Baa3/Stable
Fitch: BBB-/Stable
Format:	SEC Registered
Ranking:	Sr Unsecured Note
Settlement:	T+5 (January 22, 2025)
Maturity Date:	March 15, 2030
Coupon Type:	Fixed
Change of Control:	100%
Optional Redemption:	Make Whole Call
Par Call: 1 month prior to maturity
Active Book Runner(s):	BofA (B&D), SMBC, WFS
Use of Proceeds:	To repay outstanding indebtedness and for general purposes, which may include, investing in accordance with investment objectives and strategies
Denominations:	$2,000 x $1,000
Timing:	Today’s Business
Sale into Canada:	Yes – Exemption
CUSIP / ISIN:	67090SAA6 / US67090SAA69
*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
The issuer has filed a registration statement including a prospectus and a prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling BofA Securities, Inc. at 1-800-294-1322, SMBC Nikko Securities America, Inc. at 212-224-5135, or Wells Fargo Securities, LLC at 1-800-645-3751.
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